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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant / /
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/ /	Preliminary Proxy Statement
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/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
NORSTAN, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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5101 Shady Oak Road
Minnetonka, Minnesota 55343

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 14, 2000

TO THE SHAREHOLDERS OF NORSTAN, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Norstan, Inc., a Minnesota corporation, will be held on Thursday, September 14, 2000, at 2:00 p.m., at 5101 Shady Oak Road, Minnetonka, Minnesota 55343, for the following purposes:

  1.
  To elect eight directors.

  2.
  To amend the Norstan, Inc. 1995 Long-Term Incentive Plan to increase the number of shares issuable thereunder from 2,400,000 to 2,900,000 shares.

  3.
  To amend the Norstan, Inc. Restated Non-Employee Directors' Stock Plan to increase the number of shares issuable thereunder from 150,000 to 250,000 shares.

  4.
  To amend the 2000 Employee Stock Purchase Plan of Norstan, Inc. to increase the number of shares issuable thereunder from 400,000 to 800,000 shares.

  5.
  To ratify the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending April 30, 2001.

  6.
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Only shareholders of record at the close of business on July 17, 2000, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

    Each of you is invited and urged to attend the Annual Meeting in person if possible. Whether or not you are able to attend in person, you are requested to date, sign and return promptly the enclosed proxy in the envelope provided, or vote electronically or by telephone, at your earliest convenience.

                      By Order of the Board of Directors

                      /s/ Neil I. Sell, Secretary

August 14, 2000

PROXY STATEMENT
For Annual Meeting of Shareholders of
NORSTAN, INC.
5101 Shady Oak Road
Minnetonka, Minnesota 55343
To be held September 14, 2000

SOLICITATION OF PROXIES

    The enclosed proxy is solicited by and on behalf of the Board of Directors of Norstan, Inc. (the "Company") for use at the Annual Meeting of Shareholders on September 14, 2000, and any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy will first be sent or given to shareholders is August 17, 2000.

    The expense of the solicitation of proxies for this Annual Meeting, including the cost of mailing, has been borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally.

VOTING AND REVOCATION OF PROXY

General

    Only shareholders of record at the close of business on July 17, 2000, are entitled to notice of and to vote at the Annual Meeting. Each share so held entitles the holder to one vote upon each matter to be voted upon. On July 17, 2000, the Company had outstanding 11,271,003 shares of common stock. A quorum, consisting of a majority of the outstanding shares of the common stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

Voting by Proxy

    All shares represented by proxies which have been properly executed and returned will be voted at the meeting. Where a specification is made by the shareholder as provided in the form of proxy, the shares will be voted in accordance with such specification. If no specification is made, the shares will be voted (i) FOR the election of the nominees for directors named in this Proxy Statement, (ii) FOR the proposed amendment to the Norstan, Inc. 1995 Long-Term Incentive Plan to increase the number of shares issuable thereunder from 2,400,000 to 2,900,000 shares; (iii) FOR the proposed amendment to the Norstan, Inc. Restated Non-Employee Directors' Stock Plan to increase the number of shares issuable thereunder from 150,000 to 250,000 shares; (iv) FOR the proposed amendment to the 2000 Employee Stock Purchase Plan of Norstan, Inc. to increase the number of shares issuable thereunder from 400,000 to 800,000 shares; and (v) FOR the ratification of the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending April 30, 2001.

    Any proxy given pursuant to this solicitation may be revoked by the person giving the proxy at any time before it is voted. Proxies may be revoked by (a) giving written notice of such revocation to the Secretary of the Company, (b) giving another written proxy bearing a later date, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

    Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting and will determine if a quorum is present. If an executed proxy card is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

Voting Electronically or by Telephone

    Registered shareholders may vote electronically through the Internet or by telephone by following the instructions included with their proxy card. Shareholders whose shares are registered in the name of a bank or brokerage firm may be eligible to vote electronically through the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareholders the opportunity to vote via the Internet or by telephone. Voting forms will provide instructions for shareholders whose bank or brokerage firm is participating in ADP's program. Shareholders not wishing to vote electronically through the Internet or whose form does not reference Internet or telephone voting information should complete and return the enclosed paper proxy card.

If you vote by telephone or electronically using the Internet, please do not mail your proxy.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

    The property, affairs and business of the Company are managed under the direction of the Board of Directors. The Bylaws of the Company provide that the number of directors shall be not less than three nor more than fifteen, with the number to be determined by the Board of Directors. The Board of Directors has fixed the number of directors at eight for the ensuing year, and eight directors will be elected at the Annual Meeting for a term of one year. Each of the nominees named below is now a director of the Company and has served continuously as a director of the Company since the year indicated. All nominees have indicated a willingness to serve if elected.

    All shares represented by proxies which have been properly executed and returned will be voted for the election of the seven nominees named below, unless other instructions are indicated thereon. In the event any one or more of such nominees should for any reason be unable to serve as a director, it is intended that the enclosed proxy will be voted for such person or persons as may be selected in accordance with the best judgment of the proxy holders named therein. The Board of Directors knows of no reason to anticipate that any of the nominees named herein will be unable or unwilling to serve.

Directors are elected by a plurality of the votes cast for the election of directors at the Annual Meeting.

Name of Director Nominee	Position with the Company	Age	Director Since
Paul Baszucki	Chairman of the Board, President and Chief Executive Officer	60	1975
Richard Cohen	Chief Financial Officer, Vice Chairman of the Board and Director	56	1971
Constance M. Levi	Director	60	1993
Alan L. Mendelson	Director	57	2000
Gerald D. Pint	Director	64	1983
Dr. Jagdish N. Sheth	Director	61	1995
Herbert F. Trader	Director	63	1983
Mercedes Walton	Director	46	2000

    The Board of Directors recommends a vote for the election of each of the nominees named above.

INFORMATION CONCERNING DIRECTORS,
NOMINEES AND EXECUTIVE OFFICERS

Directors and Nominees

    Certain information concerning the directors and nominees of the Company is set forth below.

    PAUL BASZUCKI was named Chief Executive Officer of the Company in December 1999, has been Chairman of the Board of the Company since May 1997 and has served as a director since 1975. Mr. Baszucki also served as Chief Executive Officer of the Company from 1986 to May 1997. Mr. Baszucki was Co-Chairman of the Board of Directors of the Company from June 1995 to May 1997 and Vice Chairman of the Board of Directors of the Company from 1987 to June 1995. Prior to 1984, Mr. Baszucki was Chief Executive Officer of Norstan Communications, Inc. Mr. Baszucki is also a director of Washington Scientific Industries, Inc. and G & K Services, Inc.

    RICHARD COHEN was named Chief Financial Officer of the Company in December 1999, has been Vice Chairman of the Board of the Company since 1984 and has served as a director since 1971. Mr. Cohen served as the Company's Treasurer from 1971 to June 1997 and as Chief Financial Officer of the Company from May 1991 to June 1997.

    CONSTANCE M. LEVI has served as a director since 1993. She was President of the Greater Minneapolis Chamber of Commerce from August 1988 until her retirement in 1994. Ms. Levi is a Trustee of the Lutheran Brotherhood Family of Funds. Ms. Levi was formerly the chairperson of Hamline University Board, Chair of the Ethics Division of the Amdahl Commission and Majority Leader of the Minnesota House of Representatives. Ms. Levi has served as a director or member of numerous governmental, public service, and nonprofit boards and organizations.

    ALAN L. MENDELSON was elected to the Company's Board of Directors in May 2000. Since January 1999, Mr. Mendelson has occupied the position of Chief Executive Officer of The Phillips Group, a technology industry consulting firm. During the period from 1990 to January 1999, Mr. Mendelson served as Chief Executive Officer of two predecessor firms of The Phillips Group. Prior to 1990, Mr. Mendelson was employed in various sales and marketing positions, including approximately 18 years with AT&T.

    GERALD D. PINT has served as a director since 1983. Since 1993, he has been a telecommunications consultant. He was the Group Vice President for the Telecom Systems Group of 3M from 1989 until his retirement from 3M in 1993. Mr. Pint was Group Vice President for

ElectroTelecommunications Group of 3M Company from 1982 to 1989. Mr. Pint is also a director of Inventronics, Ltd. and Communications Systems, Inc.

    DR. JAGDISH N. SHETH has served as a director since 1995. He has been the Charles H. Kellstadt Professor of Marketing in the Goizueta Business School, Emory University since 1991. Prior to Dr. Sheth's present position, he was the Robert E. Brooker Professor of Marketing at the University of Southern California (7 years), the Walter H. Stellner Distinguished Professor of Marketing at the University of Illinois (15 years), and on the faculty of Columbia University (5 years), as well as the Massachusetts Institute of Technology (2 years).

    HERBERT F. TRADER has served as a director since 1983. Mr. Trader has been a consultant specializing in international marketing and management and telecommunication delivered computer services since 1995. From January 1991 to January 1995, Mr. Trader was Vice President and Director, International Programs of William C. Norris Institute, a nonprofit corporation which promotes the use of computer technology to enhance education and information exchange on an international level. From 1987 until his retirement in January 1991, Mr. Trader served as Vice President, Training and Education Group for Control Data Corporation, a computer company. Mr. Trader was President of Business Development Group for Control Data Corporation from 1985 to 1987. Mr. Trader serves as a director of Jump Tech, Inc., a development stage e-commerce company.

    MERCEDES WALTON was elected to the Company's Board of Directors in May 2000. Ms. Walton was employed by AT&T from 1985 to March 2000. Ms. Walton served as AT&T's Vice President- Corporate Strategy and Business Development from January 1999 to March 2000, and as its Business Development Vice President—Corporate Strategy from March 1996 to December 1998.

    The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which any person has been selected as a director or nominee. There is no family relationship between any of the nominees, directors or executive officers of the Company.

Board Actions and Committees

    During the fiscal year ended April 30, 2000, the Company's Board of Directors met eleven times. All of the directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and the committees of the board on which he or she served.

    The Board of Directors has an Audit Committee, consisting of three non-employee directors, Constance M. Levi, Herbert F. Trader and Gerald D. Pint. The Audit Committee, which met on five occasions during the fiscal year ended April 30, 2000, reviews and reports to the Board with respect to various auditing and accounting matters, including the engagement of independent auditors, the scope of audit procedures, the scope, frequency and results of internal audits, and the adequacy of internal accounting controls. The report of the Audit Committee is set forth below. The Audit Committee Charter appears as Exhibit A to this Proxy Statement.

    The Board of Directors has a Compensation and Stock Option Committee, consisting of two non-employee directors, Gerald D. Pint and Jagdish Sheth. The Compensation and Stock Option Committee, which met nine times during the fiscal year ended April 30, 2000, grants stock options and other awards, reviews salary levels, bonuses and other matters and makes recommendations to the Board of Directors in connection therewith. The report of the Compensation and Stock Option Committee appears on page 6 of this Proxy Statement.

    The Board of Directors established a Succession Planning Committee in March 2000 for the purpose of recruiting executive personnel. Messrs. Baszucki, Trader and Pint currently serve on the Succession Planning Committee, which has had one meeting.

    The Board of Directors does not have a nominating committee.

Report of the Audit Committee

    The Audit Committee has reviewed the Company's audited financial statements for the last fiscal year and discussed them with management.

    The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

    We have received and reviewed the written disclosures and the letter from the independent auditors required by independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

    The Audit Committee, based on the review and discussions described above, has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year.

Compensation of Directors

    Non-employee directors receive an annual retainer fee of $13,500 payable in shares of the Company's common stock. Non-employee directors also receive a per meeting fee of $1,500 for each regularly scheduled Board of Directors' meeting attended. Non-employee directors do not receive additional compensation for attendance at special meetings. Non-employee directors receive $1,000 per meeting for any committee on which they serve. Employee directors do not receive any fees for serving on the Board of Directors or on any board committee. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at board and committee meetings.

    Under the Norstan, Inc. Restated Non-Employee Directors' Plan, each director of the Company who was not an employee of the Company or a subsidiary receives a 20,000 share option upon his or her initial election as a director. The exercise price of the option is equal to the market price on the date of grant. The Restated Non-Employee Directors' Plan provides that options generally become exercisable in installments over a four-year period. If a person ceases to be a director, he or she may exercise the option within two years after ceasing to be a director to the extent it is otherwise exercisable at the date of termination.

    In September 1999 and March 2000, respectively, non-employee directors received option grants covering the aggregate of 12,000 and 12,000 shares of the Company's common stock. These options were fully vested on the dates of grant.

    As of July 31, 2000, options to purchase 134,500 shares were outstanding under the Restated Directors' Plan and 10,920 shares are available for grant, excluding 100,000 additional shares which may be made available for grant pursuant to Proposal No. 3.

Executive Officers Who Are Not Directors

    Certain information concerning current executive officers of the Company who are not directors is set forth below.

Name of Executive	Positions with the Company	Age	Executive Officer Since
Michael E. Laughlin	Executive Vice President of Communication Services	48	2000
Barry R. Rubin	President of Norstan Consulting	54	2000
Peter E. Stilson	Executive Vice President of Communication Solutions	47	1999
Michael J. Theisen	Executive Vice President of Convergence Services	47	2000
Roger D. Van Beusekom	Executive Vice President of Financial Services	61	1996

    MICHAEL E. LAUGHLIN has been Executive Vice President of Communication Services since May 1999. Previously, Mr. Laughlin was Senior Vice President and Executive Vice President of Customer Support and Customer Services, respectively, beginning in May 1996. Prior to those positions, Mr. Laughlin was Vice President of Customer Support Centers as of May 1994. Mr. Laughlin joined Norstan in 1976 and has held a variety of executive and management positions during that time.

    BARRY R. RUBIN has been President of Norstan Consulting since May 2000 when he joined Norstan. Prior to joining Norstan, Mr. Rubin was employed as Executive Vice President and Chief Executive Officer for Weisman Enterprises beginning in February 1996. Previously, Mr. Rubin was President of Schweitzer, Rubin, Karon & Bremer, a firm of Certified Public Accountants he joined in October 1971.

    PETER E. STILSON has been Executive Vice President of Communication Solutions since December 1998. Mr. Stilson has been employed by Norstan since July 1987. From February 1998 to December 1998, Mr. Stilson served as Vice President of Sales for Canada. From May 1996 to February 1998, Mr. Stilson was vice President/General Manager of the Southern (U.S.) Area. Mr. Stilson was Director of Sales for the South Region from January 1994 to May 1996. Previously, Mr. Stilson held several Norstan sales management positions.

    MICHAEL J. THEISEN has been Executive Vice President of Convergence Services since February 2000. Previously, Mr. Theisen was Vice President, Multiserve Networking Solutions, beginning in May 1999. He was Senior Director and Managing Partner of the Call Center Solutions Group beginning in August 1997, and Vice President/General Manager of the Wisconsin branch, commencing in September 1994. Mr. Theisen has been with Norstan since 1982 in a variety of sales and sales management positions prior to his executive roles.

    ROGER D. VAN BEUSEKOM has been Executive Vice President of Financial Services since February 1996. Mr. Van Beusekom served in various managerial capacities with Financial Services from 1986 to 1992.

EXECUTIVE COMPENSATION

Report of the Compensation and Stock Option Committee

    The Compensation and Stock Option Committee ("Committee") of the Board of Directors is composed entirely of non-employee directors. The Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Company's compensation policies, including the compensation of executive officers. The base salaries and bonus formulas for Paul Baszucki and David Richard, each of whom served as Chief Executive Officer of the Company during the year ended April 30, 2000, were determined by the Board of Directors acting on the recommendations of the Committee. Mr. Baszucki annually reviews and establishes the base salaries and bonus formulas for all other executive officers who are not directors of the Company.

    The components of the Company's executive compensation program which are subject to the discretion of the Committee on an individual basis include (a) base salaries, (b) performance based bonuses, (c) stock options, (d) restricted stock grants and (e) other awards.

    The Committee intends to utilize direct compensation as a tool to attract and retain the high-quality executive talent needed to grow and develop the Company's businesses. Compensation is also intended to motivate increased performance within the Company and to reward sustained performance of individuals who achieve and exceed performance goals. The Company's compensation programs strive to encourage results that foster higher levels of individual performance and teamwork, provide value-added products and services to customers and enhance shareholder value. For senior-level executives, the Company's compensation programs are designed to link executive compensation to the Company's financial performance. The programs also align executives toward common goals and tie their rewards significantly to the creation of value for shareholders.

    The Company's executive officers are eligible for annual cash bonuses under a performance bonus program. The program provides for the establishment of various annual performance goals which, if achieved, result in the payment to participants of cash compensation over and above their base salary. The program is intended to focus management attention on key business goals and to reward superior performance. Goals under the program generally include corporate performance objectives and business unit performance objectives. The target level of pretax earnings is assigned a greater weight than the weight assigned to each of the remaining factors. At the beginning of the fiscal year ended April 30, 2000, performance goals for purposes of determining annual incentive compensation were determined based on strategic and financial measurements including a target level of pretax earnings. For fiscal 2000, the Company's executive officers were eligible to receive a specified percentage of their base salary as a bonus payable upon achievement of established Company performance goals. Mr. Theisen and Mr. Van Beusekom, respectively, received bonuses of $17,980 and $49,549. No other executive officer received a bonus during fiscal 2000.

Long-Term Compensation Program

    The Norstan, Inc. 1995 Long-Term Incentive Plan (the "1995 Plan") provides for grants of stock options, restricted stock grants, stock appreciation rights, performance awards and other stock based awards. Through stock grants and awards under this plan, executives will receive significant equity appreciation opportunities which provides an incentive to build long-term shareholder value.

Stock Options and Restricted Stock Awards

    Stock options reward and encourage effective leadership that contribute to the Company's long-term financial success, as measured by the appreciation in its stock price. Stock options only have value for the executives when the price of the Company's stock appreciates in value from the date the stock options are granted. All shareholders will benefit from such increases in the Company's stock price.

    Executives are considered for stock option grants consistent with the Company's goal to include in total compensation a long-term equity appreciation opportunity for executives. This approach also provides a greater opportunity for reward when long-term performance is consistently achieved. Generally, stock options are granted at an exercise price equal to the fair market value of the Company's common stock on the date of grant, have ten-year terms, and have exercise restrictions which lapse over a three to five year period. Restricted stock awards generally have restrictions that lapse over a three to five year period. The annual bonus and long-term incentives impose considerable risk upon the total executive compensation package. These elements are variable, may fluctuate significantly from year to year and are directly tied to the Company's financial and stock price performance.

Chief Executive Officer Compensation

    The salary and bonus of the Chief Executive Officer is set by and subject to the discretion of the Committee with Board approval. The compensation for David Richard and Paul Baszucki, each of whom served as Chief Executive Officer during portions of fiscal 2000, was determined by using a process and applying a philosophy similar to that employed for other executive officers. The Committee considers its members' views as to comparative compensation for like positions at other businesses, together with its own assessment of the performance of the Company's Chief Executive Officer, recommending a salary and performance bonus formula for the Board of Directors' approval. During fiscal 2000, the Company did not achieve its performance objectives and neither David Richard nor Paul Baszucki received a bonus.

Compensation Committee Interlocks and Insider Participation

    There are no interlocking relationships, as defined in the regulations of the Securities and Exchange Commission, involving members of the Board of Directors, or its Compensation and Stock Option Committee.

General

    The Committee has reviewed the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, relating to the deductibility of annual executive compensation in excess of $1,000,000. The Committee currently does not have a policy with respect to Section 162(m) because it is unlikely that such limit will apply to compensation paid by the Company to any of the Company's executive officers in the near future.

    The purpose of this report is to inform shareholders of the responsibilities and the philosophy of the Committee with respect to executive compensation. Neither this report nor the Performance Graph are intended to be used for any other purpose or to be incorporated by reference in any of the Company's past or future filings with the Securities and Exchange Commission.

August 14, 2000	Compensation and Stock Option Committee Gerald D. Pint Dr. Jagdish N. Sheth

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

    Messrs. Baszucki and Cohen (the "Executives") have entered into employment agreements with the Company (collectively, the "Agreements"). The Agreements expire on April 30, 2002, subject to automatic renewal for an additional 24 month period each May 1, unless the Company provides the Executive with prior written notice to the contrary. The Agreements provide that Executives are entitled to participate in all employee benefit plans and fringe benefit programs maintained by the Company for its executive officers. In the event of death or other termination of employment without "cause" (as defined in the Agreements) during the term of the Agreements, each Executive is entitled to receive his base salary for a period of 12 months thereafter. Current base salaries are $400,000 and $200,000, respectively, for Messrs. Baszucki and Cohen. Each Agreement also contains a provision designed to encourage the Executives to carry out their employment duties in the event of a change of control (as defined below). Such provisions state that upon a change of control, the Executive's period of employment under the Agreement is automatically extended to the date that is 36 months from the date of the change in control. In addition, if after a change in control the Executive's employment is terminated by the Company without cause or by the Executive within 18 months after the change in control or by him during the term of the Agreement as a result of (i) changes in his duties, compensation, benefits or work location, (ii) a risk of mental or physical illness posed by contractual performance of his duties, or (iii) "good reason" (as defined in the Agreement), the Executive will receive as compensation twice his annual salary and incentive payment, the vesting of all shares of restricted stock, performance awards, stock appreciation rights and stock options and certain other benefits.

Summary Compensation Table

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and each other executive officer of the Company as of April 30, 2000, whose total annual salary and bonus compensation for the most recent fiscal year exceeded $100,000.

Long-Term Compensation Awards
Annual Compensation(1)
Restricted Stock Awards ($)(2)(3)
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)	Other Annual Compensation($)	Securities Underlying Options		All Other Compensation ($)(4)
Paul Baszucki Chief Executive Officer, Chairman of the Board	2000 1999 1998	363,262 325,000 308,700	— — 197,108	— — —	100,050 60,000 25,000	50,000 — —	13,941 20,858 14,232
David R. Richard President and Chief Executive Officer	2000 1999 1998	253,387 350,000 275,000	— — 169,167	150,293 48,251 —	— 75,000 80,000	— — 283,750	7,039 15,804 4,206
Michael E. Laughlin* Executive Vice President of Communication Services	2000	154,519	—	—	40,050	10,000	5,549
Peter E. Stilson** Executive Vice President of Communications Solutions	2000 1999	174,615 139,230	— —	— —	45,050 17,500	10,000 4,000	5,635 3,393
Michael J. Theisen* Executive Vice President of Convergence Services	2000	144,711	17,980	—	30,050	10,000	5,952
Roger D. Van Beusekom Executive Vice President, Financial Services	2000 1999 1998	156,869 150,000 136,515	49,549 — 99,826	— — —	30,050 15,000 15,000	10,000 — —	6,387 8,772 4,750

*
Messrs. Laughlin and Theisen did not become executive officers of the Company until fiscal year 2000.

**
Mr. Stilson became an executive officer of the Company during fiscal 1999.

(1)
Mr. Richard's other annual compensation for fiscal 2000 consists of a $5,400 automobile allowance and a severance payment of $144,893 made pursuant to Mr. Richard's employment agreement with the Company. During fiscal 1999, Mr. Richard received a $5,400 automobile allowance and country club initiation fees and dues aggregating $42,851. As permitted by the Security and Exchange Commission's rules governing disclosure of executive compensation, perquisites and other personal benefits for other named executive officers are excluded from the table above because in each case the aggregate thereof did not exceed the lower of (i) 10 percent of the sum of the named executive officer's salary and bonus, or (ii) $50,000.

(2)
Restricted stock becomes vested in three to five equal annual installments. The first installment becomes vested one year from the date of grant. Any dividends declared on the Company's common stock will be paid on all shares of restricted stock granted under the 1995 Long-Term Incentive Plan.

(3)
As of April 30, 2000, the named executive officers held restricted shares of common stock of the Company, all subject to a risk of forfeiture, with aggregate market values (based on the closing price of a share of common stock of $6.438 on the Nasdaq National Market System at April 30, 2000) as follows:

Name	Restricted Shares	Market Value
Paul Baszucki	50,000	$321,900
Michael E. Laughlin	10,000	$64,380
Peter E. Stilson	13,000	$83,694
Michael J. Theisen	10,000	$64,300
Roger D. Van Buesekom	10,000	$64,300
(4)
All Other Compensation reported represents: (i) Company matching contributions to the 401(k) Plan of $4,324 for Mr. Baszucki, $4,274 for Mr. Laughlin, $4,800 for Mr. Stilson, $4,718 for Mr. Theisen and $4,800 for Mr. Van Beusekom; and (ii) payments for executive disability insurance premiums as follows: Mr. Baszucki, $9,617, Mr. Richard, $7,039, Mr. Laughlin, $1,275, Mr. Stilson, $835, Mr. Theisen, $1,275, and Mr. Van Beusekom, $1,587.

Stock Options

    The following tables provide certain information with respect to stock options granted during fiscal 2000 to the named executive officers and the value of such officers' unexercised options at April 30, 2000. No stock options were exercised by the named executive officers during fiscal 2000.

	Individual Grants(1)				Potential Realizable Value of Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
Percentage of Total Options Granted to Employees in Fiscal Year
Number of Securities Underlying Option Granted(2)
			Exercise or Base Price ($/Share)(3)	Expiration Date
Name					5%($)	10%($)
Paul Baszucki	50 100,000	0 8.3	5.62 5.73	12-14-09 01-06-10	177 360,357	448 913,214
Michael E. Laughlin	20,000 50 20,000	1.7 0 1.7	11.44 5.62 5.73	6-09-09 12-14-09 1-06-10	143,891 177 72,071	364,648 448 182,643
Peter E. Stilson	25,000 50 20,000	2.1 0 1.7	11.44 5.62 5.73	06-09-09 12-14-09 01-06-10	179,864 177 72,071	455,810 448 182,643
Michael J. Theisen	10,000 50 20,000	.8 0 1.7	11.44 5.62 5.73	6-09-09 12-14-09 1-06-10	71,946 177 72,071	182,324 448 182,643
Roger D. Van Beusekom	10,000 50 20,000	.8 0 1.7	11.44 5.62 5.73	06-09-09 12-14-09 01-06-10	71,946 177 72,071	182,324 448 182,643

(1)
No grants of stock appreciation rights were made in the last fiscal year.

(2)
Options expiring in June 2009 vest 25 percent per year over a four-year period; options expiring in December 2009 vested immediately; and options expiring in January 2010 vest 33 percent per year over a three-year period.

(3)
The options were granted at 100 percent of the fair market value on the date of grant. The optionee may satisfy the exercise price by submitting cash or, at the discretion of the Compensation and Stock Option Committee, shares of common stock.

(4)
The dollar amounts in these columns are the result of calculations at the 5 percent and 10 percent rates set by the Securities and Exchange Commission and are not intended to forecast future appreciation of the Company's common stock.

Aggregated Option Exercises in Last Fiscal Year
and FY-End Option Values

    The following table summarizes information with respect to options held by the executive officers named in the Summary Compensation Table and the value of the options held by such persons as of the end of the last fiscal year.

					Value of Unexercised In-The Money Options at FY-End ($)
			Number of Unexercised Options at FY-End (#)
	Shares Acquired on Exercise(#)
		Value Realized($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Paul Baszucki	—	—	35,050	150,000	41	70,800
David R. Richard	—	—	—	—	—	—
Michael E. Laughlin	—	—	17,925	34,625	41	14,160
Peter E. Stilson	—	—	19,675	37,875	41	14,160
Michael J. Theisen	—	—	27,175	30,375	41	14,160
Roger D. Van Beusekom	—	—	27,300	37,750	41	14,160

Performance Graph

    The following performance graph compares cumulative total shareholder returns on the Company's common stock over the last five fiscal years, ended April 30, 2000, with The Nasdaq Stock Market (U.S. Companies) Index and the Nasdaq Non-Financial Stock Index, assuming an initial investment of $100 at the beginning of the period and the reinvestment of all dividends.

COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS*
PERFORMANCE GRAPH FOR
NORSTAN, INC.
Prepared by the Center for Research in Security Prices

  *$100 INVESTED ON 4/30/95 IN STOCK OR INDEX—
   INCLUDING REINVESTMENT OF DIVIDENDS.
   FISCAL YEAR ENDING APRIL 30.

BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS
AND MANAGEMENT

    The following table sets forth information as of July 17, 2000 (except as otherwise noted), regarding the beneficial ownership of the common stock of the Company, its only class of equity security outstanding, by each director or nominee for director of the Company, by each current executive officer of the Company named in the Summary Compensation Table herein, by all directors, nominees and current executive officers as a group, and by each person (including any "group" as that term is used in section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known by the Company to be the beneficial owner of more than five percent of the common stock of the Company:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Outstanding(2)
Directors, nominees and executive officers:
Paul Baszucki	466,313	(3)	4.1
Richard W. Cohen	540,933	(4)	4.8
Michael E. Laughlin	28,230		*
Barry R. Rubin	10,000		*
Peter E. Stilson	35,175	(6)	*
Michael J. Theisen	40,402		*
Roger D. Van Beusekom	110,792	(8)	1.0
Constance M. Levi	32,670	(9)	*
Alan L. Mendelson	1,000		*
Dr. Jagdish N. Sheth	31,270	(10)	*
Gerald D. Pint	26,770	(11)	*
Herbert F. Trader	36,270	(12)	*
Mercedes Walton	—		*
All directors, nominees and executive officers as a group (13 persons)	1,329,520	(13)	11.6
Other beneficial owners:
Heartland Advisors, Inc. 789 North Water Street Milwaukee, WI 53202	1,930,395	(14)	17.1
David L. Babson & Company, Incorporated One Memorial Drive Cambridge, MA 02142	566,200	(15)	5.0
Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	976,200	(16)	8.7

*
Less than one percent

(1)
Each person has sole voting and sole dispositive powers with respect to the outstanding shares held by the indicated person, except as otherwise noted.

(2)
Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which would be issuable within 60 days if stock options held by the indicated person were exercised.

(3)
Includes 570 shares owned by Mr. Baszucki's spouse and 17,267 shares owned by a family foundation with respect to which Mr. Baszucki serves as trustee. Mr. Baszucki disclaims beneficial ownership of all such shares. Also includes 35,050 shares issuable to Mr. Baszucki upon exercise of options exercisable within 60 days.

(4)
Includes 25,646 shares owned by Mr. Cohen's spouse, 104,556 shares held by Mr. Cohen in his capacity as custodian for minor children and 246,748 shares owned by various trusts and foundations with respect to which Mr. Cohen serves as trustee. Mr. Cohen disclaims beneficial ownership of all such shares. Also includes 10,050 shares issuable to Mr. Cohen upon exercise of options exercisable within 60 days.

(5)
Includes 17,925 shares issuable to Mr. Laughlin upon exercise of options exercisable within 60 days.

(6)
Includes 19,675 shares issuable to Mr. Stilson upon exercise of options exercisable within 60 days.

(7)
Includes 27,125 shares issuable to Mr. Theisen upon exercise of options exercisable within 60 days.

(8)
Includes 21,181 shares held by a trust with respect to which Mr. Van Beusekom serves as trustee. Also includes 27,300 shares issuable to Mr. Van Beusekom upon exercise of options exercisable within 60 days.

(9)
Includes 28,000 shares issuable to Ms. Levi upon exercise of options exercisable within 60 days.

(10)
Includes 27,000 shares issuable to Dr. Sheth upon exercise of options exercisable within 60 days.

(11)
Includes 8,000 shares issuable to Mr. Pint upon exercise of options exercisable within 60 days.

(12)
Includes 8,000 shares issuable to Mr. Trader upon exercise of options exercisable within 60 days.

(13)
Includes 208,125 shares issuable to the Company's officers and directors pursuant to the exercise of options held by them and exercisable within the next 60 days.

(14)
According to a Schedule 13G/A dated January 20, 2000, and filed with the Securities and Exchange Commission, Heartland Advisors, Inc. has sole dispositive power with respect to all such shares and sole voting power over 1,317,400 shares.

(15)
According to a Schedule 13G/A dated February 4, 2000, and filed with the Securities and Exchange Commission, David L. Babson & Company, Inc. has sole voting power and sole dispositive power with respect to all such shares.

(16)
A Schedule 13G dated February 11, 2000 and filed by Dimensional Fund Advisors, Inc. with the Securities and Exchange Commission states that Dimensional Fund Advisors, Inc. has sole voting and dispositive powers with respect to all such shares.

PROPOSAL NO. 2
AMENDMENT OF 1995 LONG-TERM INCENTIVE PLAN

    On September 20, 1995, the shareholders of the Company approved the Company's 1995 Long-Term Incentive Plan (the "Plan") covering up to 1,200,000 shares of common stock.

    The brief summary of the Plan which follows is qualified in its entirety to the complete text of the Plan in its proposed amended form attached to this Proxy Statement as Exhibit B.

    The Board of Directors believes that stock grants and awards have been, and will continue to be, an important compensation element in attracting and retaining key personnel. The objectives of the 1995 Plan are to aid the Company in maintaining and developing personnel capable of assuring the future success of the Company, to offer such personnel incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel an opportunity to acquire a proprietary interest in the Company.

    The 1995 Plan permits the granting of stock options, stock appreciation rights, restricted stock, performance awards and other stock-based awards to employees of the Company or its subsidiaries and to consultants or advisors providing bona fide services to the Company or its subsidiaries. Non-employee directors are not eligible for awards under the 1995 plan.

    On September 24, 1998, the Company's shareholders approved an amendment to the Plan which increased the number of shares issuable thereunder to 2,400,000. In June 2000, the Company's Board of Directors approved, subject to shareholder ratification, a further amendment to the Plan increasing the number of shares issuable thereunder to 2,900,000.

    The 1995 Plan is administered by the Compensation and Stock Option Committee of the Board of Directors of the Company (the "Committee") which has the authority and discretion to designate participants, determine the time at which awards shall be granted, set the period and terms and conditions under which each award becomes exercisable, and make any other determinations which are necessary or advisable for the administration of the 1995 Plan. The Committee consists of two non-employee directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Participants may receive more than one award under the 1995 Plan.

    Stock options granted under the 1995 Plan may be either incentive stock options ("Incentive Stock Options") subject to certain limitations and restrictions with the intent that such options will qualify under Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not qualify as Incentive Stock Options under such statutory provisions ("Nonqualified Stock Options").

    The exercise price per share under any stock option, the grant price of any stock appreciation right ("SAR"), and the purchase price of any security which may be purchased under any other stock-based award may not be less than 100 percent of the fair market value of the Company's common stock on the date of the grant of such option, SAR or right. Options may be exercised by payment in full of the exercise price in cash. Additionally, at the discretion of the Committee, options may be exercised, in whole or in part by the transfer of shares of the Company's common stock owned by the participant with a market value equal to the exercise price, or by withholding from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the exercise price, or by the assignment of the proceeds of a sale of some or all of the shares of common stock being acquired upon exercise of the option, or by any combination thereof.

    The 1995 Plan provides for the issuance of SARs, which entitle the recipient to receive an amount equivalent to the difference between the fair market value of the Company's stock on the date of grant and the date of exercise. SARs may be granted in tandem with stock options or as a freestanding right not in tandem with an option. The exercise of SARs granted in tandem with options would require the surrender of the related options. Any amount payable upon exercise of SARs may be paid in cash, in shares of common stock, or a combination of cash and shares, as determined by the Committee.

    The 1995 Plan also provides for the issuance of restricted stock ("Restricted Stock") upon such terms and conditions as the Committee specifies. For participants it determines are eligible to receive Restricted Stock, the Committee specifies a restricted period and vesting schedule, according to which ownership of the Restricted Stock will vest in the recipient. Prior to the expiration of the restricted period, recipients of Restricted Stock have limits placed on their ownership and related rights in Restricted Stock which may include the deferral of dividends or other limitations. Unless otherwise agreed upon by the Committee and the recipient, holders of Restricted Stock have the right to vote the restricted shares prior to the expiration of the restricted period. Except to the extent otherwise provided by the Committee, if the recipient of Restricted Stock shall cease to be continuously employed by the Company during the restricted period, the recipient's rights to Restricted Stock not yet vested will be forfeited.

    Performance awards made pursuant to the 1995 Plan entitle the recipient to receive future payments of cash or distributions of shares of common stock upon the achievement of pre-established performance goals. Performance goals are established by the Committee. Performance awards may be granted in conjunction with or separate from stock options granted under the 1995 Plan.

    Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. Awards may provide that, upon the grant or exercise thereof, the holder will receive shares of common stock, cash, or any combination thereof, as the Committee shall determine.

    No award granted under the 1995 Plan may be assigned or transferred by the individual to whom it is granted, otherwise than by will or by laws of descent and distribution. Each award is exercisable, during such individual's lifetime, only by such individual and during the term of his or her employment with the Company.

    If any shares of common stock subject to any award or to which an award relates are not purchased or are forfeited, or if any such award terminates without the deliver of shares or other consideration, the shares previously used for such awards are available for future awards under the 1995 Plan. No person may be granted any award or awards, the value of which awards are based solely on an increase in the value of Company common stock after the date of grant of such awards, for more than 100,000 shares of Company common stock, in the aggregate, in any calendar year.

    The 1995 Plan continues in effect through August 7, 2005, ten years from the effective date of the 1995 Plan, unless earlier terminated by the Board of Directors. The Board of Directors generally may amend, suspend or terminate the 1995 Plan or any portion thereof at any time. No amendment may be made without the consent of shareholders where such amendment would (i) increase the aggregate number of shares with respect to which awards may be made under the 1995 Plan; (ii) change the class of persons eligible to participate in the 1995 Plan; or (iii) materially increase the benefits accruing to participants under the 1995 Plan. In addition, shareholder approval must be obtained for any change that (i) requires the approval of the Company's shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any other securities exchange applicable to the Company; or (ii) requires the approval of the Company's shareholders under the Internal Revenue Code in order to permit Incentive Stock options to be granted under the 1995 Plan. No amendment, suspension or termination of the 1995 Plan by the Board may have the effect of impairing any awards previously granted to a participant, unless the participant consents to such impairment.

    Under the Internal Revenue Code, as presently in effect, the following principal federal tax consequences generally will result under the 1995 Plans:

    1.  The recipient of a stock option or SAR will not be deemed to receive any income for federal tax purposes at the time an option or SAR is granted, nor will the Company be entitled to a tax deduction at that time.

    2.  In the case of Incentive Stock Options, there is no tax liability to the recipient at time of exercise (excluding potential alternative minimum tax consequences). Generally, the recipient will at the time of sale be taxed on any gain, measured as the difference between the option price on the date of grant and the sale price. If the sale price is less than the option price, the difference will be treated as a capital loss.

    3.  In the case of an exercise of a Nonqualified Stock Option, recipients generally will be deemed to have received ordinary income in an amount equal to the difference between the option price and market price of the shares on the exercise date. Upon a sale of stock acquired pursuant to a Nonqualified Stock option, any difference between the sale price and the market value of the stock when the option was exercised will be treated as capital gain or capital loss.

    4.  In the case of an exercise of SARs, the recipient will be deemed to have received ordinary income on the exercise date in an amount equal to any cash and/or the market value of unrestricted shares received.

    5.  A recipient of Restricted Stock normally will not recognize taxable income at the time the stock is granted, unless the recipient's rights to part or all of the stock are immediately vested. Thereafter, the recipient will recognize ordinary income as the restrictions lapse. The amount of such ordinary income will be equal to the market value of the stock (in excess of any amount paid by the recipient) at the time of the lapse. However, the recipient may elect pursuant to section 83(b) of the Internal Revenue Code to recognize ordinary income in an amount equal to the market value of the Restricted Stock (in excess of any amount paid by the recipient) at the time the stock is granted. Any subsequent change in the value of the Restricted Stock would then be treated as capital gain or loss if and when the stock is sold. The Company will be allowed a deduction when and as the value of the Restricted Stock is treated as ordinary income to the recipient.

    6.  Upon the exercise of a Nonqualified Stock option or SAR or the vesting of Restricted Stock, the Company will generally be allowed an income tax deduction equal to the ordinary income recognized by the recipient. No income tax deduction will be allowed the Company as a result of the exercise of an Incentive Stock Option. However, if shares acquired pursuant to the exercise of an Incentive Stock Option are disposed of before the later of one year from the date of exercise and two years from the date of grant, the Company will be allowed an income tax deduction equal to the ordinary income recognized by the recipient as a result of the premature sale.

    The income tax consequences set forth above are a summary only, and are based upon laws currently in effect. The tax consequences may be different in particular circumstances.

    All shares represented by proxies that have been properly executed and returned will be voted in favor of the proposed amendment to the Norstan, Inc. 1995 Long-Term Incentive Plan, unless other instructions are indicated thereon. Approval of the proposed amendment to the Norstan, Inc. 1995 Long-Term Incentive Plan requires the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy at the 2000 Annual Meeting.

    The Board of Directors recommends a vote in favor of the proposed amendment of the Norstan, Inc. 1995 Long-Term Incentive Plan.

PROPOSAL NO. 3
AMENDMENT OF RESTATED NON-EMPLOYEE DIRECTORS' PLAN

    On September 20, 1995, the shareholders of the Company approved the Norstan, Inc. Restated Non-Employee Directors' Plan (the "Restated Plan") and the issuance of 150,000 shares of the Company's common stock thereunder. In June 2000, the Company's Board of Directors approved, subject to shareholder ratification, an amendment to the Restated Plan increasing the number of shares issuable thereunder to 250,000.

    The following brief summary of the Restated Plan is qualified in its entirety to the complete text of the Restated Plan in its proposed amended form appearing as Exhibit C to this Proxy Statement.

    The Restated Plan is intended to promote ownership by non-employee directors of a greater proprietary interest in the Company, thereby aligning such directors' interests more closely with the interests of stockholders of the Company, and to assist the Company in Attracting and retaining highly qualified persons to serve as non-employee directors.

    The Restated Plan provides for a grant to each director who is not an employee of the Company or any subsidiary of a stock option to purchase 20,000 shares of common stock. Such grant will be made automatically to each new non-employee director on the day of such non-employee director's initial election or appointment to the Board. The Restated Plan also provides for additional, discretionary option and share grants. During fiscal 2000, grants covering 5,000 shares were made to each non-employee director.

    The exercise price of each option granted under the Restated Plan is the fair market value of the common stock as of the date of grant, and each option is for a term of ten years. The options are Nonqualified stock options which are not intended to qualify as Incentive Stock Options under the provisions of section 422 of the Internal Revenue Code of 1986, as amended.

    Options may be exercised by payment of cash or transfer of shares of the Company's common stock already owned by the non-employee director with a market value equal to the exercise price, or by delivering instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the exercise price, or by the assignment of the proceeds of a sale of some or all of the shares of common stock being acquired upon exercise of the option, or by any combination thereof.

    Options granted to the non-employee director vest and become exercisable in five equal installments of 20 percent six months after the date of grant and 20 percent on each of the first four anniversaries of the date of grant. A non-employee director whose service as a director terminates before the award is vested will forfeit any nonvested options upon termination of service unless such termination is a qualified termination. A qualified termination is termination of service due to the director's death or disability, retirement from the Board at or after age 65 or termination of service with the consent of a majority of the other directors of the Board. In the event of a director's qualified termination, any nonvested stock options granted to the director immediately vest and become exercisable. All options granted will immediately vest upon a "Change in Control" as that term is defined in Section 14 of the Restated Plan which is attached as Exhibit C to this Proxy Statement. See "Proposal to Approve the Norstan, Inc. 1995 Long-Term Incentive Plan". Options granted under the Restated Plan are exercisable only by the non-employee director or by his or her beneficiary in the event of the director's death during the option term. Options granted are not transferable or assignable except pursuant to the non-employee director's will or the laws of descent and distribution. In no event shall any option granted be exercisable at any time after ten years after the date the option is granted.

    Under current federal income tax law, a non-employee director who is granted a nonqualified stock option does not have taxable income at the time of grant, but. does have taxable income at the time of exercise equal to the excess of the fair market value of the shares on the exercise date over the option price. The Company is entitled to a deduction at the time the non-employee director recognizes income in an amount equal to such income. Upon disposition of shares acquired through exercise of an option, the non-employee director will recognize gain or loss measured by the difference between the amount received for the shares and their basis, which is generally the fair market value of the shares on the date of exercise.

    The Board of Directors has set the current annual retainer for non-employee directors at $13,500 per annum, all of which is paid in common stock issued under the Restated Plan. During fiscal 2000, each non-employee director also received option grants covering 5,000 shares.

    A non-employee director who becomes a member of the Board after the Annual Meeting of Shareholders in any year is awarded a prorated number of shares based on the number of full months of service for that year. For purposes of determining such number of shares, the fair market value of a share of common stock on the day of the director's election or appointment to the Board will be used.

    The Restated Plan is administered by the Board of Directors. The Board of Directors may at any time amend or discontinue the Restated Plan, except that no such action shall adversely affect any rights as to any annual retainer shares theretofore received or stock options previously granted. If required to qualify the Restated Plan under Rule 16b-3 under the Securities Exchange Act of 1934, no amendment of the Restated Plan shall be made more than once every six months, except to comport to certain law changes, or, if required under Rule 16b-3 or by any rules or regulations of the National Association of Securities Dealers, Inc. or any other securities exchange applicable to the Company. No amendment shall be made without the approval of the Company's shareholders which would materially increase benefits under the Restated Plan, materially increase the number of shares that may be issued under the Restated Plan, materially modify the requirements for eligibility under the Restated Plan, or make any other change requiring shareholder approval.

    All shares represented by proxies that have been properly executed and returned will be voted in favor of the proposal to amend the Norstan, Inc. Restated Non-Employee Directors' Plan, unless other instructions are indicated thereon. Approval of the proposed amendment to the Norstan, Inc. Restated Directors' Plan requires the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy at the 2000 Annual Meeting.

    The Board of Directors recommends a vote for the approval of the Norstan, Inc. Restated Non-Employee Directors' Stock Plan.

PROPOSAL NO. 4
AMENDMENT OF 2000 EMPLOYEE STOCK PURCHASE PLAN

    The Company's shareholders approved the 2000 Employee Stock Purchase Plan (the "Stock Purchase Plan") and the reservation of 400,000 shares of the Company's common stock for issuance thereunder at the Annual Meeting of Shareholders on September 21, 1999. In August 2000, the Company's Board of Directors approved, subject to shareholder ratification, an amendment to the Stock Purchase Plan to increase the number of shares issuable thereunder to 800,000.

    The following brief summary of the Stock Purchase Plan is qualified in its entirety to the complete text of the Stock Purchase Plan in its proposed amended form appearing as Exhibit D to this Proxy Statement.

    Each calendar quarter, the Company offers participants the option to purchase shares of common stock through voluntary payroll deductions for up to 10 percent of their base compensation. Substantially all of the employees and its subsidiaries are eligible to participate in the Stock Purchase Plan. Under the Stock Purchase Plan, the option exercise price for shares of common stock is eighty-five percent of the closing price of the Company's common stock as reported on Nasdaq (or any other national securities exchange) on the first or the last day of each three month Offering Period (as defined in the Stock Purchase Plan), whichever is lower. Employees may acquire up to that number of shares purchasable at the option exercise price with ten percent of their compensation, subject to certain limitations. Shares of the Company's common stock are purchased for the account of each participant at the conclusion of the application Offering Period with funds deducted from the participant's payroll during such period.

    Subject to certain limitations involving the magnitude of (i) existing beneficial ownership of the Company's common stock, and (ii) options to acquire the Company's common stock previously granted during the year under all benefit plans sponsored by the Company, all employees of the Company and its subsidiaries who have attained the age of 18 and completed one month of employment are eligible to participate in the Stock Purchase Plan.

    The Stock Purchase plan is administered by the Company's Board of Directors. Expenses of administering the Stock Purchase Plan are borne by the Company.

    In the event of any change in the Company's capitalization, including any merger, consolidation, acquisition or stock split, appropriate adjustments will be made to the number and class of shares available under the Stock Purchase Plan, the purchase price per share and the associated share purchase rights. The Board of Directors may terminate or amend the Stock Purchase Plan; provided, however, that in the absence of shareholder approval, the Board may not: (i) increase the maximum number of shares which may be issued under the Plan; or (ii) amend the requirements as to the class of employees eligible to purchase stock under the Stock Purchase Plan.

    Participating employees do not recognize income for federal income tax purposes either upon enrollment of the Stock Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a participating employee sells the shares, disposes of the shares by gift, or dies.

    If shares are held for the greater of: (a) one year after the date of purchase; and (b) two years from the applicable date of grant, or if the participating employee dies while owning the shares, the participating employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) equal to the excess of the fair market value of the shares on the date of purchase over the purchase price. All additional gain upon the sale of shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

    If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case a "disqualifying disposition") prior to the expiration of holding period described above, the participating employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess constitutes ordinary income (currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the fair market value of the shares at the date of purchase is a capital gain or loss.

    The Company is entitled to a deduction in connection with the disposition of shares acquired under the Stock Purchase Plan only to the extent that the participating employee recognizes ordinary income on a disqualifying disposition of the shares. The Company treats any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, participating employees are required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Stock Purchase Plan.

    Approval of the proposed amendment to the 2000 Employee Stock Purchase Plan of Norstan, Inc. requires the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy at the 2000 Annual Meeting.

    The Board of Directors recommends a vote in favor of the proposed amendment to the 2000 Employee Stock Purchase Plan of Norstan, Inc.

PROPOSAL NO. 5
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has appointed the firm of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending April 30, 2001. Arthur Andersen LLP has served as the Company's independent public accountants since 1981.

    Representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions by shareholders.

    Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the shares present in person or by proxy at the 2000 Annual Meeting.

    The Board of Directors recommends a vote for the ratification of the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending April 30, 2001.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Prior to December 1999, when Richard Cohen was appointed Chief Financial Officer of the Company, Mr. Cohen provided consulting services to the Company pursuant to an agreement executed in September 1998. In December 1999, the consulting agreement was terminated. During the year ended April 30, 2000, Mr. Cohen received consulting fees of $87,500 from the Company.

    Alan L. Mendelson, who was elected to the Board of Directors of the Company in May 2000, is Chief Executive Officer of The Phillips Group, a technology industry consulting firm. The Phillips Group has provided, and is expected to continue to provide, consulting services to the Company. During the year ended April 30, 2000, the Company paid The Phillips Group consulting fees aggregating $161,575.

PROPOSALS OF SHAREHOLDERS

    Any proposal of a shareholder of the Company intended to be presented at the Annual Meeting of Shareholders in 2001 must be received at the Company's office on or before April 16, 2001 in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. If the Company is not provided notice of a shareholder proposal which the shareholder has not previously sought to include in the Company's proxy statement by June 30, 2001, the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting.

COMPLIANCE WITH SECTION 16(a)

    The Company's directors, its executive officers, and any persons holding more than 10 percent of the Company's total issued and outstanding shares of common stock are required to file reports concerning their initial ownership of common stock and any subsequent changes in that ownership. The Company believes that the filing requirements for the last fiscal year were satisfied and that all required forms were timely filed. In making this disclosure, the Company has relied solely on written representations of its directors, executive officers and beneficial owners of more than 10 percent of common stock and copies of the reports that they have filed with the Securities and Exchange Commission.

FINANCIAL AND OTHER INFORMATION

    The Company's Annual Report for the fiscal year ended April 30, 2000, including financial statements, is being sent to shareholders of record as of the close of business on July 17, 2000 together with this Proxy Statement. The Annual Report is not a part of the proxy solicitation materials. The Company will furnish, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended April 30, 2000 as filed with the Commission to any shareholder who submits a written request to the Company's offices, Attention: Investor Relations, Norstan, Inc., 5101 Shady Oak Road, Minnetonka, MN 55343-4100. The Company's Annual Report is also available on the World Wide Web at the following address: www.norstan.com.

OTHER MATTERS

    At the date of this Proxy Statement, management knows of no other matters which may come before the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies received by the Company in accordance with their judgment on such matters.

                      By Order of the Board of Directors
                      /s/ NEIL I. SELL,                       Secretary

August 14, 2000

EXHIBIT A

NORSTAN, INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

I. PURPOSE

    The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

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  Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

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  Review and appraise the audit efforts of the Corporation's independent accountants and business controls department.

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  Provide an open avenue of communication among the independent accountants, financial and senior management, the business controls department, and the Board of Directors.

    The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

    The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee should have a working familiarity with basic finance and accounting practices, and at least one member of the Committee should have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

    The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

    The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the manager of the business controls and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties, the Audit Committee is expected to:

    1.  Provide an open avenue of communication between the business controls department, the independent accountants, and the Board of Directors.

    2.  Review annually and update, if necessary, the Committee's charter.

    3.  Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountants, and review and approve the discharge of the independent accountants.

    4.  Confirm and assure the independence of the business control function and the independent accountants, including the prior review and approval of any management consulting services and related fees provided by the independent accountants.

    5.  Inquire of management and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risk to the Corporation.

    6.  Consider, in consultation with the independent accountants, the audit scope and plan of the independent accountants.

    7.  Consider and review with the independent accountants and the manager of business controls:

      (a) The adequacy of the Corporation's internal controls, including computerized information system controls and security.

      (b) Any related significant findings and recommendations of the independent accountants together with management's responses thereto.

    8.  Review with management and the independent accountants at the completion of the annual examination:

      (a) The Corporation's annual financial statements and related footnotes.

      (b) The independent accountants' audit of the financial statements and their report thereon.

      (c) Any significant changes required in the independent accountants' audit plan.

      (d) Any serious difficulties or disputes with management encountered during the course of the audit.

      (e) Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

    9.  Consider and review with management and the manager of business controls:

      (a) Significant findings during the year and management's responses thereto.

      (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

      (c) Any changes required in the planned scope of their audit plan.

      (d) The business controls department charter.

    10. Review with management and the independent accountants, the interim financial results that are filed with the SEC or other regulators.

    11. Review with management legal and regulatory matters that may have a material effect on the financial statements, related Corporation compliance policies, and programs and reports received from regulators.

    12. Meet with the manager of business controls, the independent accountants, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

    13. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

    14. The Audit Committee shall have the power to conduct or authorize investigations into any matters with the Committee's scope of responsibilities. The Committee shall be empowered to remain independent counsel, accountants, or others to assist it in the conduct of any investigation.

    15. The Committee will perform such other functions as assigned by law, the Corporation's charter or bylaws, or the Board of Directors.

EXHIBIT B

NORSTAN, INC.
1995 LONG-TERM INCENTIVE PLAN
As Amended September 2000

Section 1. Purpose; Effect on Prior Plans.

    (a)  Purpose.  The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining personnel capable of assuring the future success of the Company, to offer such personnel incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel an opportunity to acquire a proprietary interest in the Company.

    (b)  Effect on Prior Plans.  From and after the date on which the Company's stockholders approve this Plan, no stock options, restricted stock awards, stock appreciation rights, performance awards or other awards shall be granted or awarded under the Company's 1986 Long-Term Incentive Plan, as amended ("1986 Plan"). All outstanding stock options, restricted stock awards, stock appreciation rights and performance awards granted under the 1986 Plan prior to the date on which the Company's stockholders approve this Plan shall continue and remain outstanding in accordance with the terms thereof.

Section 2. Definitions.

    As used in the Plan, the following terms shall have the meanings set forth below:

    (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

    (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Performance Award, or Other Award granted under the Plan.

    (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

    (d) "Code" shall mean the internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

    (e) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan, which shall consist of members appointed from time to time by the Board of Directors and shall be comprised of not less than such number of directors as shall be required to permit the Plan to satisfy the requirements of Rule 16b-3. Each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3.

    (f)  "Company" shall mean NORSTAN, INC., a Minnesota corporation, and any successor corporation.

    (g) "Eligible Person" shall mean any employee, or any consultant or advisor providing bona fide services to the Company or any Affiliate who the Committee determines to be an Eligible Person. A director of the Company who is not also an employee of the Company or an Affiliate shall not be an Eligible Person.

    (h) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

    (i)  "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

    (j)  "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

    (k) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

    (l)  "Other (Stock-Based) Award" shall mean any right granted under Section 6(f) of the Plan.

    (m) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

    (n) "Performance Award" shall mean any right granted under Section 6(c) of the Plan.

    (o) "Plan" shall mean this 1995 Long-Term Incentive Plan, as amended from time to time.

    (p) "Restricted Stock" shall mean any Share granted under Section 6(b) of the Plan.

    (q) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

    (r) "Shares" shall mean shares of Common Stock, $.10 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

    (s) "Stock Appreciation Right" shall mean any right granted under Section 6(e) of the Plan.

Section 3. Administration.

    (a)  Power and Authority of the Committee.  The Plan shall be administered by the Committee. Subject of the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock or other Awards; provided, however, that the Committee shall not have the authority to adjust or amend the exercise price of any Option, whether through amendment or cancellation grants of any additional Options; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate. The Board of Directors of the Company shall also have the authority in its discretion from time to time to administer the Plan by granting awards or taking any other action authorized or permitted to be taken by the Committee under the Plan.

Section 4. Shares Available for Awards.

    (a)  Shares Available.  Subject to adjustment as provided in Section 4(c), the number of Shares initially available for granting Awards under the Plan shall be 2,900,000. No more than 2,900,000 shares shall be cumulatively available for the grant of Incentive Stock Options under the Plan. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

    (b)  Accounting for Awards.  For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

    (c)  Adjustments.  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spinoff, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

    (d)  Award Limitations Under the Plan.  No Eligible Person nay be granted any Award or Awards, the value of which Awards are based solely on an increase in the value of the Shares after the date of grant of such Awards, for more than 100,000 Shares, in the aggregate, in any fiscal year of the Company. The foregoing limitation specifically includes the grant of any "performance-based" Awards within the meaning of Section 162(m) of the Code.

Section 5. Eligibility.

    Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees) and an incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards.

    (a)  Options.  The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

       (i) Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

      (ii) Option Term.  The term of each Option shall be fixed by the Committee but shall not exceed ten years from the date such option is granted.

      (iii) Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, withholding of Shares that would otherwise be issued, cashless exercise program of a broker or agent, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

    (b)  Restricted Stock.  The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

       (i) Restrictions.  Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

      (ii) Stock Certificates.  Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

      (iii) Forfeiture; Delivery of Shares.  Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock. Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

    (c)  Performance Awards.  The committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares, other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

    (d)  Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

    (e)  Other Stock-Based Awards.  The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, withholding of Shares that would otherwise be issued, cashless exercise program of a broker or agent, or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

    (f)  General

       (i) No Cash Consideration for Awards.  Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

      (ii) Awards May Be Granted Separately or Together.  Awards may, in the discretion of the committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

      (iii) Forms of Payment under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

      (iv) Limits on Transfer of Awards.  No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

      (v) Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee.

      (vi) Restrictions; Securities Exchange Listing.  All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7. Amendment and Termination; Adjustments.

    Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

    (a)  Amendments to the Plan.  The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

       (i) would cause Rule 16b-3 to become unavailable with respect to the Plan;

      (ii) would violate the rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company; or

      (iii) would cause the Company to be unable, under the Code, to grant incentive Stock Options under the Plan.

    (b)  Amendments to Awards.  The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

    (c)  Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Change in Control.

    In case of a "Change in Control" (as such term is hereinafter defined), each Participant shall be fully vested (as of the date of the Change in Control) in all shares of Restricted Stock, Performance Awards, Stock Appreciation Rights, Options and Other Awards granted or awarded under this Plan and any and all restrictions or performance requirements on the issuance, exercise or sale of said grants, awards, shares or rights under said Restricted Stock awards, Stock Performance Awards, Stock Appreciation Rights, Options and Other Awards shall be waived or removed as of the date of the Change in Control. For purposes of this Plan, a Change in Control shall be deemed to occur when and if:

    (a) any Person (meaning any individual, firm, Corporation, partnership, trust or other entity, and includes a "group" (as that term is used in Sections 13(d) and 14(d) of the Act), but excludes Continuing Directors (as defined below) and benefit plans sponsored by the Company):

       (i) makes a tender or exchange offer for any shares of the Company's outstanding voting securities at any point in time (the "Company Stock") pursuant to which any shares of the Company's Stock are purchased; or

      (ii) together with its "affiliates" and "associates" (as those terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the "Act")) becomes the "beneficial owner" (within the meaning of Rule 13d-3 under the Act) of at least 20% of Company's Stock; or

    (b) the stockholders of the Company approve a definitive agreement or plan to merge or consolidate the Company with or into another unaffiliated corporation, to sell or otherwise dispose of all or substantially all of its assets, or to liquidate the Company; or

    (c) a majority of the members of the Board become individuals other than Continuing Directors (as defined below).

    A "Continuing Director" means: (a) any member of the Board as of June 8, 1995, and (b) any other member of the Board, from time to time, who was (i) nominated for election by the Board, or (ii) appointed by the Board to fill a vacancy on the Board or to fill a newly-created directorship, in each case excluding any individual nominated or appointed (y) at a Board meeting at which the majority of directors present are not Continuing Directors or (z) by unanimous written action of the Board unless a majority of the directors taking such action are Continuing Directors.

    (d) Notwithstanding the foregoing provisions of Section 8, the Committee may impose such additional restrictions, limitations or requirements as it deems appropriate on the vesting of any Award in the event of a Change in Control before such Award shall be deemed to be fully vested. In the event that no such additional restrictions, limitations or requirements on the vesting of any Award in the event of a Change in Control are imposed in the Award Agreement, the Change in Control provisions set forth in the preceding paragraphs of this Section 8 shall govern such Award.

Section 9. Income Tax Withholding.

    In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.

Section 10. General Provisions.

    (a)  No Rights to Awards.  No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

    (b)  Award Agreements.  No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

    (c)  No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

    (d)  No Right to Employment.  The grant of an Award shall not be construed as giving Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

    (e)  Governing Law.  The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

    (f)  Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

    (g)  No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

    (h)  No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

    (i)  Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 11. Section 16(b) Compliance.

    The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as Participants subject to Section 16 are concerned. The Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors subject to Section 16 of the Securities and Exchange Act of 1934, as amended, without so restricting, limiting or conditioning the Plan with respect to other participants.

Section 12. Effective Date of the Plan.

    The Plan shall be effective as of August 8, 1995, subject to approval by the shareholders of the Company within one year thereafter.

Section 13. Term of the Plan.

    Awards shall only be granted under the Plan during a ten-year period beginning on the effective date of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the end of such ten-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the end of such period.

EXHIBIT C

NORSTAN, INC.
RESTATED NON-EMPLOYEE DIRECTORS STOCK PLAN
As Amended September 2000

    1.  Purpose.  The purpose of this Norstan, Inc. Restated Non-Employee Directors' Stock Plan (the "Restated Plan") is to strengthen the ability of Norstan, Inc. (the "Company") to attract and retain as directors persons of experience and ability who are not employees of the Company or its Subsidiaries ("Non-Employee Directors"), and to encourage such directors to acquire a proprietary interest in the Company, thereby creating an additional incentive to such directors to promote the Company's best interests and to continue as directors. For purposes of this Restated Plan, "Subsidiary" means any corporation, at least 50% of the outstanding voting stock or voting power of which is beneficially owned, directly or indirectly, by the Company. The Board of Directors adopted the Restated Plan to amend and restate the 1986 Directors' Stock Option Plan (the "1986 Plan").

    2.  Shares of Stock Subject to This Restated Plan.  The number of shares which may be issued pursuant to this Restated Plan shall not exceed 250,000 shares of the $.10 par value common stock of the Company (the "Common Stock"), subject to adjustment as provided herein. Such shares may be authorized and unissued shares or shares previously acquired or to be acquired by the Company and held in treasury. Any shares subject to an option which expires for any reason or is terminated unexercised as to such shares may again be available for grant under this Restated Plan.

    3.  Automatic Option Grant.  Under this Restated Plan, each Non-Employee Director is automatically granted an option to purchase shares of Common Stock. Each person who was elected to be a director of the Company at the 1986 Annual Meeting of Shareholders of the Company and who was not an employee of the Company or its Subsidiaries at the time of such election, received a one-time grant of an option under this Restated Plan for 20,000 shares of Common Stock. Each person who was first elected or appointed to be a director of the Company subsequent to the 1986 Annual Meeting of Shareholders of the Company and who was not then an employee of the Company or its Subsidiaries, at the time of such election or appointment, received a one-time grant of an option under this Restated Plan for 20,000 shares of Common Stock. Any other person who during the term of this Restated Plan, is first elected or appointed to be a director of the Company and who is not then an employee of the Company or its Subsidiaries shall, upon such election or appointment, receive a one-time grant of an option under this Restated Plan for 20,000 shares of Common Stock.

    4.  Term and Exercise of Option.  The term of each option shall be for ten years from the date of grant, subject to earlier termination as provided herein.

      a.  As to directors elected at the 1986 Annual Meeting of Shareholders of the Company, except as otherwise provided herein, each option is exercisable in full at any time during the period commencing on the date of grant and ending ten years from the date of grant.

      b.  As to directors elected subsequent to the 1986 Annual Meeting of Shareholders of the Company, except as otherwise provided herein, each option granted will be exercisable in cumulative installments as follows:

        (1) Twenty percent (20%) of the shares subject to the option may be purchased at any time during the period commencing six months from the date of grant and ending ten years from the date of grant;

        (2) An additional twenty percent (20%) of the shares subject to the option may be purchased at any time during the period commencing one year from the date of grant and ending ten years from the date of grant;

        (3) An additional twenty percent (20%) of the shares subject to the option may be purchased at any time during the period commencing two years from the date of grant and ending ten years from the date of grant;

        (4) An additional twenty percent (20%) of the shares subject to the option may be purchased at any time during the period commencing three years from the date of grant and ending ten years from the date of grant; and

        (5) An additional twenty percent (20%) of the shares subject to the option may be purchased at any time during the period commencing four years from the date of grant and ending ten years from the date of grant.

    The amounts set forth in subparagraphs (1), (2), (3), (4) and (5), above, shall be cumulative.

    5.  Issuance and Terms of Option Agreements.  Each person to whom an option is granted under this Restated Plan shall be entitled to receive an appropriate agreement evidencing the option and referring to the terms and conditions of this Restated Plan.

    6.  Option Price.

      a.  Each option agreement shall state the number of shares to which it pertains and shall state the option price, which shall be the Fair Market Value of the Common Stock on the date the option is granted. "Fair Market Value", as used in this Restated Plan, shall mean the average of the high and low sale prices of the Common Stock as reported on the NASDAQ National Market System for a pertinent option grant date.

      b.  The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a fair market value on the date of exercise of the stock option, equal to the option price for the shares being purchased; except that any portion of the option price representing a fraction of a share shall in any event be paid in cash, or by delivering instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the exercise price or by any combination of the above. Delivery of shares may also be accomplished through the effective transfer to the Company of shares held by a broker or other agent. The Company will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. As of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised, Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Restated Plan.

    7.  Annual Retainer.

      a.  The Board shall each year deter-mine the annual retainer payable to all Non-Employee Directors of the Company.

      b.  Commencing with the Annual Meeting of Shareholders in September 1995 and on the date of each annual meeting of shareholders thereafter, each Non-Employee Director shall receive for service as a director of the Company his or her annual retainer (exclusive of any per meeting fees, committee fees, bonuses or expense reimbursements), as set from time to time by the Board ("Annual Retainer") in the form of a stock payment ("Stock Payment") in shares of the Company's Common Stock.

      c.  The Annual Retainer shall automatically be paid in shares of Common Stock on the date of the Annual Meeting of Shareholders in September of 1995 and on the date of the annual meeting of shareholders in each succeeding year (rounded to the nearest ten shares). The total number of shares of Common Stock included in each Stock Payment shall be determined by dividing the amount of a Non-Employee Director's Annual Retainer that is to be paid in shares of Common Stock by the Fair Market Value of a share of Common Stock. The Annual Retainer payable to each Non-Employee Director elected at the September 1995 Annual Meeting of Shareholders has been set at $10,000 by the Board of Directors. For purposes of the Restated Plan, Fair Market Value shall be determined on September 20, 1995 and on the date of each annual meeting of shareholders thereafter by taking the average of the high and low sale prices of the Common Stock as reported on the NASDAQ National Market System.

      d.  A Non-Employee Director who becomes a member of the Board after the annual meeting of shareholders in any year will be awarded a prorated number of shares based on the number of full months of service for that year. For purposes of determining such number of shares, the Fair Market Value of a share of Common Stock on the day of the director's election or appointment to the Board will be used.

      e.  If a Non-Employee Director's services as a board member are terminated prior to the next annual meeting of the Company's shareholders, and such termination is not a qualified termination ("Qualified Termination"), a pro rata portion of the Annual Retainer reflecting payment for service during the remainder of such annual term shall be repaid to the Company by such Non-Employee Director.

      f.   Any shares of common stock issued as the Annual Retainer shall be restricted shares and shall not be sold or transferred by the Non-Employee Director for a period of at least six months.

    8.  Withholding Taxes.  The Company and its Subsidiaries shall have the right to require the payment (through withholding or otherwise) of any federal, state or local taxes required by law to be withheld with respect to the issuance of shares upon the exercise of an option or the payment of the Annual Retainer.

    9.  General Restrictions.  The issuance of Common Stock or the delivery of certificates for such Common Stock to Non-Employee Directors hereunder shall be subject to the requirement that, if at any time the Company shall reasonably determine, in its discretion, that the listing, registration or qualification of such shares upon any securities exchange or under any state or federal law, the consent Or approval of any government body, or an agreement by the Non-Employee Director with respect to the shares of Common Stock, is necessary or desirable as a condition of, or in connection with, such issuance or delivery thereunder, such issuance or delivery shall not take place unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not reasonably acceptable to the Company.

    10.  Nontransferability.  All options and other rights granted under this Restated Plan shall be nontransferable by the Non-Employee Director, other-wise than by will or the laws of descent and distribution, and shall be exercisable during the Non-Employee Director's lifetime, only by the Non-Employee Director.

    11.  Termination of Directorship.

      a.  If an optionee shall Tease to be a director of the Company, and such termination is not a Qualified Termination, the optionee may, within a period of two years after the date of such termination, exercise any option hereunder if and to the extent that the optionee was entitled to exercise it at the date of such termination.

      b.  In the event of the death of an optionee while a director of the Company, the option theretofore granted to the optionee shall be exercisable only by the proper beneficiary within a period of two years after the date of death.

      c.  Notwithstanding paragraphs a and b of this Section 11 or any other provision of this Restated Plan, no option or part of an option shall be exercisable by the optionee or any beneficiary after the expiration of the term of the option.

    12.  Qualified Termination.  A Qualified Termination is termination of service as a director for any of the following reasons: (a) the director's retirement at any time after age 65, (b) the director's Board service is terminated by reason of the director's death or disability, or (c) the director's Board service is terminated with the consent of a majority of the other directors. In the event of a director's Qualified Termination, any nonvested stock options granted to the director shall immediately vest and may be exercised within a period of two years after the date of such termination and no portion of the Annual Retainer shall be repayable to the Company by the director.

    13.  Adjustments.  In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares or other similar corporate change, then if the Board of Directors shall determine, in its sole discretion, that such change necessarily or equitably requires an adjustment in the number of shares subject to each outstanding option, in the option prices or in other rights granted hereunder or in the maximum number of shares subject to this Restated Plan, such adjustments shall be made by the Board of Directors and shall be conclusive and binding for all purposes of this Restated Plan. No adjustment shall be made in connection with the issuance by the Company of any warrants, rights, or options to acquire additional shares of Common Stock or of securities convertible into Common Stock,

    14.  Change in Control.  Notwithstanding any other provision contained in the Restated Plan, in case any Change in Control ("Change in Control") occurs, all outstanding stock options shall become immediately and fully exercisable whether or not otherwise exercisable by their terms and any and all restrictions on Common Stock issued hereunder shall be immediately waived and released. For the purposes of the Restated Plan, a Change in Control shall be deemed to occur when and if:

      a.  Any Person (meaning any individual, firm, corporation, partnership, trust or other entity, and includes a "group" (as that term is used in Sections 13(d) and 14(d) of the Act), but excludes Continuing Directors (as defined below) and benefit plans sponsored by the Company):

        (1) makes a tender or exchange offer for any shares of the Company's outstanding voting securities at any point in time (the "Company Stock") pursuant to which any shares of the Company's Stock are purchased; or

        (2) together with its "affiliates" and "associates" (as those terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the "Act")) becomes the "beneficial owner" (within the meaning of Rule 13d-3 under the Act) of at least 20% of Company's Stock; or

      b.  The shareholders of the Company approve a definitive agreement or plan to merge or consolidate the Company with or into another unaffiliated corporation, to sell or otherwise dispose of all or substantially all of its assets, or to liquidate the Company; or

      c.  A majority of the members of the Board become individuals other than Continuing Directors (as defined below).

    A "Continuing Director" means: (a) any member of the Board as of June 8, 1995, and (b) any other member of the Board, from time to time, who was (i) nominated for election by the Board or (ii) appointed by the Board to fill a vacancy on the Board or to fill a newly-created directorship, in each case excluding any individual nominated or appointed (y) at a Board meeting at which the majority of directors present are not Continuing Directors or (z) by unanimous written action of the Board unless a majority of the directors taking such action are Continuing Directors.

    15.  Claim to Stock Ownership or Directorship.  Except as otherwise provided herein, no Non-Employee Director shall have any claim or right to be granted an option or to have stock issued under the Restated Plan. No Non-Employee Director, prior to issuance of the stock, shall be entitled to voting rights, dividends or other rights of shareholders except as otherwise provided in this Restated Plan. This Restated Plan shall not be construed as giving any person any right to continue as a director of the Company.

    16.  Expenses of Restated Plan.  The expenses of administering this Restated Plan shall be borne by the Company.

    17.  Amendment or Discontinuance.  The Restated Plan may be amended or modified at any time and from time to time by the Board as the Board shall deem advisable, provided, however, that no amendment or modification may become effective without approval by the shareholders of the Company in accordance with Paragraph 21 below if shareholder approval is required to enable the Restated Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable, and provided further, that no amendment or modification shall be made more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employment Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder. No amendment or modification of the Restated Plan shall materially and adversely affect any right of any Non-Employee Director with respect to any Annual Retainer shares theretofore received, or stock options theretofore granted, without such Non-Employee Director's written consent. Unless earlier terminated by action of the Board, the Restated Plan will terminate on August 7, 2005.

    18.  Section 16 Compliance.  With respect to persons subject to Section 16 of the Act, transactions under this Restated Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Act. To the extent any provision of the Restated Plan or action by the plan administrators falls to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors. Moreover, in the event the Restated Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Restated Plan insofar as Non-Employee Directors subject to Section 16 are concerned. All grants and exercises of options and the issuance of shares under the Restated Plan shall be executed in accordance with Section 16 and any regulations promulgated thereunder.

    19.  Interpretation.  This Restated Plan shall be administered by the Board of Directors. The interpretation and construction of any provision of this Restated Plan and any option granted hereunder shall be made by the Board of Directors and shall be final, conclusive and binding on the Company, the Non-Employee Director and all other persons.

    20.  Governing Law.  To the extent not preempted by federal law, the Restated Plan shall be governed by the laws of the State of Minnesota.

    21.  Shareholder Approval and Adoption.  The Restated Plan shall be submitted to the shareholders of the Company for their approval and adoption at the meeting of shareholders of the Company to be held on September 20, 1995. The Restated Plan, as amended, shall not be effective unless and until the Restated Plan has been so approved and adopted. The shareholders shall be deemed to have approved and adopted the Restated Plan only if it is approved and adopted at a meeting of the shareholders duly held on that date (or any adjournment of said meeting occurring subsequent to such date) by vote taken in the manner required by the laws of the State of Minnesota. Any option granted under the Restated Plan subsequent to August 8, 1995, and prior to the date of such approval shall be contingent on such approval. The provisions of the Restated Plan including the amendments made herein shall apply to the stock options now outstanding which were granted under the 1986 Plan.

    22.  Effective Date the Restated Plan.  The effective date of this amended and Restated Plan shall be August 8, 1995, subject to shareholder approval as described above on or before August 7, 1996.

    23.  Discretionary Option Grants.  In addition to the Automatic Option Grants provided under Paragraph 3 hereof, Non-Employee Directors and former Non-Employee Directors may be granted, in the discretion of the Board, additional stock options to purchase Common Stock of the Company. Such options shall contain such terms and provisions as the Board determines at the time of each grant. Provided, however, that the option price shall be the Fair Market Value on the date the option is granted.

EXHIBIT D

2000 EMPLOYEE STOCK PURCHASE PLAN
OF
NORSTAN, INC.
As Amended September 2000

    1.  Purpose.  Norstan, Inc. (hereinafter referred to as the "Company") proposes to grant to employees of the Company and of such subsidiaries as the Company's Board of Directors (the "Board of Directors") may designate from time to time the opportunity to purchase common stock of the Company. Such common stock shall be purchased pursuant to this Plan, which is the 2000 EMPLOYEE STOCK PURCHASE PLAN OF NORSTAN, INC. (hereinafter referred to as the "Plan"). The Plan is intended to encourage stock ownership by all employees of the Company, and to be incentive to them to remain in its employ, improve operations, increase profits and contribute more significantly to the Company's success.

    2.  Rules of Interpretation.  The Company intends that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended ("Section 423"), and shall be construed in a manner consistent with the requirements of Section 423, or any successor provision, and the regulations thereunder.

    3.  Administration of the Plan.  This Plan shall be administered by the Board of Directors of the Company; however, the Board of Directors may, from time to time, delegate its administrative or other duties under the Plan to an agent. The Board of Directors shall have full power and authority to construe, interpret and administer this Plan and to make determinations which shall be final, conclusive and binding upon all persons, including without limitations, the Company, its shareholders, and any employee participating in this Plan. The Board of Directors shall have the power to provide regulations for the administration of this Plan and to make any changes in such regulations as from time to time it deems necessary.

    4.  Stock Subject to the Plan.  A total of 800,000 shares of the common stock, par value $.10 per share, of the Company may be issued under this Plan, subject to adjustment as provided herein.

    5.  Offerings.  There will be four annual offerings of the Company's common stock under the Plan each calendar year (the "Offering Period(s)"). In each calendar year, the first Offering Period will begin on January 1 and end on March 31, the second Offering Period will begin on April 1 and end on June 30, the third Offering Period will begin on July 1 and end on September 30, and the fourth Offering Period will begin on October 1 and end on December 31. The first day of each Offering Period shall be deemed the "Offering Commencement Date" and the last day the "Offering Termination Date" for such Offering Period.

    6.  Eligibility.  Any employee of the Company or its Subsidiaries who has attained the age of 18 and completed one month of employment is eligible to participate in this Plan. For purposes of this Plan, "Subsidiary" means any entity, at least 75 percent of the outstanding voting stock or voting power of which is beneficially owned, directly or indirectly, presently or in the future, by the Company.

    7.  Participation.  Any eligible employee may elect to participate in this Plan at any time during the continuance of this Plan by delivering to the Company an authorization for payroll deductions, executed by the participating employee (the "Participant"), in such form as may be prescribed by the Company from time to time (a "Subscription Agreement"). Such elections are to be effective the first day of the next pay period succeeding processing of the authorization form and will apply to the current Offering Period and any subsequent Offering Period until such election is changed or revoked by the Participant.

    An employee's participation in this Plan is entirely voluntary. Each employee shall understand that there are risks involved in stock ownership and that the Company, its Subsidiaries and their officers and directors are making no recommendations to their employees regarding the purchase of shares of the Company, which is a personal decision for each employee.

    8.  Employee Contributions.  A Participant shall, by completing a Subscription Agreement, authorize payroll deductions in an amount specified by the Participant in said form. No payroll deduction shall be less than $10.00 per pay period, nor more, per pay period, than 10% of the gross pay of the Participant. Such authorization form shall be effective for the current Offering Period and all future Offering Periods until changed or revoked by the Participant. Subsequent to the completion of such authorization form, not more than one change in the authorized payroll deduction may be made by the Participant in each Offering Period. The effective date of any change in future payroll deductions will be the first day of the next pay period succeeding processing of the change form.

    Payroll deductions which are authorized by Participants who are paid compensation in foreign currency shall be used to purchase the maximum number of shares allowed pursuant to the Plan. Prior to each Offering Period's purchase/exercise, the Participants' functional currency payroll deductions will be converted to United States dollars based on the applicable exchange rate as of the Offering Termination Date.

    9.  Number of Shares.  On the Commencement Date of each Offering Period, each Participant shall be deemed to have been granted an option to purchase a maximum number of shares of common stock equal to:

       (i) that percentage of the Participant's compensation which the Participant has elected to have withheld (but not in any case in excess of 10%) multiplied by the Participant's gross pay during the Offering Period then divided by the applicable Stock Price determined as provided in Section 10 below, or

      (ii) the flat per pay period dollar amount which the Participant has elected to have withheld (but not in any case in excess of 10% of the Participant's gross pay) multiplied by the number of pay periods during the Offering Period then divided by the applicable Stock Price determined as provided in Section 10 below.

    10.  Stock Price.  The option price of stock purchased with payroll deductions made during any Offering Period (the "Stock Price") for a Participant therein shall be the lower of:

       (i) 85 percent of the closing price of the stock on the Offering Commencement Date for such Offering Period or the nearest prior business day on which trading occurred on the NASDAQ National Market System, or

      (ii) 85 percent of the closing price of the stock on the Offering Termination Date for such Offering Period or the nearest prior business day on which trading occurred on the NASDAQ National Market System.

    11.  Limitations on Purchase.  Anything herein to the contrary notwithstanding:

       (i) no Participant shall have the right to purchase common stock nor be granted options to purchase common stock under the Plan and all other employee stock purchase plans of the Company, if any, at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the beginning of each calendar year) for each calendar year in which such option is outstanding at any time. The foregoing provision shall be interpreted so as to comply with Section 423(b)(8).

      (ii) No Participant shall be granted an option if, immediately after the grant, such Participant would own stock and/or hold outstanding options to purchase stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company. For purposes of determining stock ownership under this subparagraph (iii), the rules of Section 424(d) of the Internal Revenue Code, or any successor provision, shall apply.

      (iii) The Board of Directors may, in its discretion, limit the number of shares available for the Plan during any Offering Period, as it deems appropriate.

    12.  Exercise of Option/Stock Purchase.  Provided that a Participant has been continuously employed by the Company or its Subsidiaries through the end of a given Offering Period, then the Participant's option for the purchase of stock granted during such Offering Period will be deemed to have been exercised automatically on the applicable Offering Termination Date for the purchase of the number of shares, including fractional shares, of common stock which the accumulated payroll deductions the Participant has made during the Offering Period will purchase at the applicable Stock Price (but not in excess of the number of shares for which outstanding options have been granted to the Participant pursuant to Section 9 and/or in excess of any limits set forth in Section 11).

    Shares purchased under the Plan will come from the Company's authorized but unissued shares of common stock.

    13.  Delivery of Stock.  As promptly as practicable after the Offering Termination Date of each Offering Period, the Company will deliver to each Participant in such Offering Period, as appropriate, the shares of common stock purchased therein upon exercise of such Participant's option. The Company may determine, in its discretion, the manner of delivery of shares of common stock purchased under the Plan, which may be by electronic account entry into new or existing accounts, delivery of stock certificates or such other means as the Company, in its discretion, deems appropriate.

    14.  Stock Transfer Restrictions.  The Plan is intended to satisfy the requirements of Section 423 of the IRS Code. A Participant will not obtain the benefits of this provision if such Participant disposes of shares of common stock acquired each Offering Period pursuant to the Plan within two (2) years from the Offering Commencement Date of the applicable Offering Period or within one (1) year from the date such common stock is purchased by the Participant, the Offering Termination Date, whichever is later.

    15.  Refund of Employee Contributions.  At any time prior to the Offering Termination Date of an Offering Period, all amounts contributed hereunder by a Participant by authorized payroll deductions during the applicable Offering Period shall be refunded, without interest, to the Participant at his or her request. If a Participant causes his or her contributions for any Offering Period to be refunded, payroll deductions shall not resume in any succeeding Offering Period until the Participant delivers to the Company a new Subscription Agreement.

    If the Board of Directors of the Company suspends or terminates this Plan as hereinafter provided, it shall cause all amounts deducted hereunder from the Participants' gross pay during the Offering Period in which such suspension or termination occurs to be refunded, without interest, to the Participants.

    16.  Termination of Employment.  If a Participant's employment with the Company or its Subsidiaries is terminated for any reason, or upon the death of the Participant, all amounts deducted under this Plan from the Participant's gross pay during the Offering Period in which such termination or death occurs shall be refunded, without interest, to the Participant.

    17.  Assignment.  The interest of a Participant hereunder with respect to any options/shares is not subject to the claims of creditors, or to assignment or transfer other than by will or the laws of descent and distribution.

    18.  Dilution or Other Adjustments, Dividends.  In the event of any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend or split-up, or combination or reclassification of shares, the Board of Directors shall make such adjustments with respect to the shares subject to this Plan, or any provision of this Plan, as it deems equitable to prevent dilution or enlargement of the interests of Participants in this Plan.

    19.  Merger, Consolidation, Reorganization, Liquidation.  If the Company or any of its Subsidiaries shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, liquidation, or similar transaction, the Board of Directors shall have the power to make such arrangements as it deems necessary, which may include termination of this Plan, with respect to the amounts deducted hereunder from the Participants' gross pay, and such arrangements shall be binding upon all persons, including without limitation, the Company, its shareholders, and any Participant in this Plan.

    20.  Amendment and Termination.  The Board of Directors shall have the right at any time during the continuance of this Plan to amend, modify, supplement, suspend or terminate this Plan, provided that in the absence of the approval of the holders of a majority of the shares of common stock present in person or by proxy at a duly constituted meeting of shareholders of the Company, no such amendment, modification or supplement shall (i) increase the aggregate number of shares which may be issued under this Plan, unless such increase is by reason of any change in capital structure referred to in Section 18 hereof or (ii) materially modify the requirements of plan eligibility.

    21.  Securities Laws.  The issuance of shares of common stock pursuant to this Plan shall be subject to all applicable laws, rules and regulations; shares shall not be issued hereunder except upon approval of appropriate governmental agencies or stock exchanges as may be required.

    22.  Reports.  The Company shall make available to each Participant under this Plan a copy of the Company's Annual Report to Shareholders each year during the continuance of this Plan.

    23.  Miscellaneous.

       (i) A prospectus covering the shares offered under this Plan shall be made available to each employee who is eligible to participate herein.

      (ii) Each employee who becomes a Participant in this Plan shall be deemed to have accepted all the terms and conditions contained in this Plan, and shall be fully bound thereby.

      (iii) This Plan shall be subject to changes, if any, which may be ordered by the United States Securities and Exchange Commission or the appropriate regulatory authorities in any states in which this Plan is registered or filed.

      (iv) This Plan shall be construed according to the laws of the state of Minnesota.

    24.  Compliance with Section 16(b).  In the case of Participants who are or may be subject to Section 16 of the Securities and Exchange Act of 1934 (the "Act"), it is the intent of the Company that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16(b)-3, so that such persons will be entitled to the benefits of Rule 16(b)-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision or award shall be deemed void as applicable to Participants who are or may be subject to Section 16 of the Act.

NORSTAN, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

Thursday, September 14, 2000
2:00 p.m.

5101 Shady Oak Road,
Minnetonka, Minnesota

Norstan, Inc. 5101 Shady Oak Road, Minnetonka, Minnesota	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

It will be voted on the matters set forth on the reverse side of this form as directed by the shareholder, but if no direction is made in the space provided, it will be voted FOR the election of all nominees to the Board of Directors; FOR the proposal to amend the Norstan, Inc. 1995 Long-Term Incentive Plan to increase the number of shares issuable thereunder from 2,400,000 to 2,900,000 shares; FOR the proposal to amend the Norstan, Inc. Restated Non-Employee Directors' Stock Plan to increase the number of shares issuable thereunder from 150,000 to 250,000 shares; FOR the proposal to amend the 2000 Employee Stock Purchase Plan of Norstan, Inc. to increase the number of shares issuable thereunder from 400,000 to 800,000 shares, and FOR the engagement of Arthur Andersen LLP as auditors for the fiscal year ending April 30, 2001. The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS, THE PROPOSAL TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE NORSTAN, INC. 1995 LONG-TERM INCENTIVE PLAN, THE PROPOSAL TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE NORSTAN, INC. RESTATED NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, THE PROPOSAL TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE 2000 EMPLOYEE STOCK PURCHASE PLAN AND THE ENGAGEMENT OF ARTHUR ANDERSEN LLP AS AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2001.

(Continued, and TO BE DATED AND SIGNED on the reverse side)

 There are three ways to vote your Proxy   (continued from other side)
Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.	Company # Control #

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

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  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.

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  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

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  Follow the simple instructions the Voice provides you.

VOTE BY INTERNET — www.eproxy.com/nrrd/ — QUICK *** EASY *** IMMEDIATE

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  Use the internet to vote your proxy 24 hours a day, 7 days a week.

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  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Company Name, c/o Shareowner Services,SM P.O. Box 64873, St. Paul, MN, 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

The undersigned, a shareholder of Norstan, Inc. (the "Company"), hereby appoints Paul Baszucki and Richard Cohen, and each of them as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of the Shareholders of Norstan, Inc. to be held at the offices of the Company, 5101 Shady Oak Road, Minnetonka, Minnesota, on Thursday, September 14, 2000, at 2:00 p.m., and any adjournments or postponements thereof, upon matters set forth below, with all the powers which the undersigned would possess if personally present:

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4, 5 and 6.

1.	Election of Directors:	01 PAUL BASZUCKI 02 RICHARD COHEN 03 CONSTANCE M. LEVI 04 ALAN L. MENDELSON	05 GERALD D. PINT 06 JAGDISH N. SHETH 07 HERBERT F. TRADER 08 MERCEDES WALTON	/ /	Vote FOR all nominees (except as marked to the contrary below)	/ /	Vote WITHHELD from all nominees listed
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the box provided to the right.)

Please fold here

2.	AMENDMENT OF NORSTAN, INC. 1995 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE THEREUNDER FROM 2,400,000 TO 2,900,000 SHARES.	/ /	For	/ /	Against	/ /	Abstain
3.	AMENDMENT OF NORSTAN, INC. RESTATED NON-EMPLOYEE DIRECTORS' STOCK PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE THEREUNDER FROM 150,000 TO 250,000 SHARES.	/ /	For	/ /	Against	/ /	Abstain
4.	AMENDMENT OF 2000 EMPLOYEE STOCK PURCHASE PLAN OF NORSTAN, INC. TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE THEREUNDER FROM 400,000 TO 800,000 SHARES.	/ /	For	/ /	Against	/ /	Abstain
5.	APPROVAL OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2001.	/ /	For	/ /	Against	/ /	Abstain
6.	Upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box / /	Dated:	, 2000
Indicate changes below:

Signature(s) in Box
 (SHAREHOLDER MUST SIGN EXACTLY AS THE NAME APPEARS AT LEFT. WHEN SIGNED AS A CORPORATE OFFICER, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., PLEASE GIVE FULL TITLE AS SUCH. BOTH JOINT TENANTS MUST SIGN.)

QuickLinks

SOLICITATION OF PROXIES
VOTING AND REVOCATION OF PROXY
PROPOSAL NO. 1 ELECTION OF DIRECTORS
INFORMATION CONCERNING DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS* PERFORMANCE GRAPH FOR NORSTAN, INC. Prepared by the Center for Research in Security Prices
BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
PROPOSAL NO. 2 AMENDMENT OF 1995 LONG-TERM INCENTIVE PLAN
PROPOSAL NO. 3 AMENDMENT OF RESTATED NON-EMPLOYEE DIRECTORS' PLAN
PROPOSAL NO. 4 AMENDMENT OF 2000 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL NO. 5 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSALS OF SHAREHOLDERS
COMPLIANCE WITH SECTION 16(a)
FINANCIAL AND OTHER INFORMATION
OTHER MATTERS
NORSTAN, INC. AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER
NORSTAN, INC. 1995 LONG-TERM INCENTIVE PLAN As Amended September 2000
NORSTAN, INC. RESTATED NON-EMPLOYEE DIRECTORS STOCK PLAN As Amended September 2000
2000 EMPLOYEE STOCK PURCHASE PLAN OF NORSTAN, INC. As Amended September 2000
If you vote by Phone or Internet, please do not mail your Proxy Card